UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 24, 2007

DIASYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702

(Address of principal executive offices)

203-755-5083

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant

On  April 24, 2007, DiaSys Corporation appointed the firm of Fiondella, Milone & LaSaracina LLP  as its independent registered public accounting firm

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: April 25, 2007

S/ JEFFREY B. AARONSON

Jeffrey B. Aaronson

President

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